EXHIBIT 10.28

                               FIRST AMENDMENT TO
                       RESTATED REVOLVING CREDIT AGREEMENT

         This First Amendment to Restated Revolving Credit Agreement, dated as of March 17, 2000 ("AMENDMENT") is entered into by and between IMRGLOBAL CORP., a Florida corporation ("BORROWER"), and FIRST UNION NATIONAL BANK, a national banking association ("BANK").

                                    RECITALS

         Borrower and Bank are parties to that certain Restated Revolving Credit Agreement dated as of January 19, 2000, which restates that certain Revolving Credit Agreement dated as of December 28, 1999 (as amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         Borrower has requested that certain financial covenants in the Credit Agreement be modified, and Bank has agreed to such modification pursuant to the terms of this Amendment.

                                    AGREEMENT

         In consideration of the foregoing and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be bound hereby, agree as follows:

     1. AMENDMENTS TO THE CREDIT AGREEMENT. Section 7 of the Credit Agreement is amended as follows:

          (a) the covenant relating to "Tangible Net Worth" is replaced, in its entirety, with the following:

          "TANGIBLE NET WORTH. Borrower shall, at all times, maintain on a consolidated basis a Tangible Net Worth of at least the following:

                        PERIOD                                TANGIBLE NET WORTH
                        ------                                ------------------

    As of December 31, 1999                                    $ 89,000,000.00

    As of the end of the first fiscal quarter of 2000          $ 69,000,000.00

    As of the end of the second fiscal quarter of 2000         $ 75,000,000.00

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    As of the end of the third fiscal quarter of 2000          $ 82,500,000.00

    As of the end of Fiscal Year 2000 and the end of the
    first, second and third fiscal quarters of 2001            $ 90,000,000.00

    As of the end of Fiscal Year 2001 and the end of the       $125,000,000.00
    first, second and third fiscal quarters of 2002

    As of the end of Fiscal Year 2002 and thereafter           $150,000,000.00


     "Tangible Net Worth" shall mean the total assets minus total liabilities. For purposes of this computation, the aggregate amount of any intangible assets of Borrower including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, and brand names, shall be subtracted from total assets, and total liabilities shall include debt fully subordinated to Bank on terms and conditions acceptable to Bank."

          (b) the covenant relating to "Total Liabilities to Tangible Net Worth" is replaced, in its entirety, with the following:

          "TOTAL LIABILITIES TO TANGIBLE NET WORTH RATIO. Borrower shall, at all times, maintain on a consolidated basis a ratio of Total Liabilities, divided by Tangible Net Worth of not more than the following:

           PERIOD                           TANGIBLE NET WORTH
           ------                           ------------------

           Calendar Year 2000               1.35 to 1.0

           Calendar Year 2001               1.25 to 1.0

           Thereafter                       1.0 to 1.0

     For purposes of this computation, "Total Liabilities" shall mean all liabilities of Borrower, excluding debt fully subordinated to Bank on terms and conditions acceptable to Bank, and including capitalized leases, synthetic leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities side of a balance sheet of Borrower, in accordance with generally accepted accounting principles applied on a consistent basis."

     2. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Bank that:

          (a) all of Borrower's representations and warranties to Bank in the Loan Documents are true and correct on this date, as if made on this date, except to the extent any of them expressly relate to an earlier date;

          (b) since the date of the most recent financial statements delivered to Bank, there has not been any material adverse change in the financial conditions of Borrower or any Guarantor;

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          (c) Borrower has the full corporate power and authority to enter into and perform its obligations hereunder and each transaction contemplated hereby; and

          (d) the execution and delivery by Borrower of this Amendment and each other document contemplated hereby and its performance of its obligations hereunder and thereunder have been duly authorized by all necessary corporate proceedings on the part of Borrower.

     3. COUNTERPARTS. The parties may execute this Amendment and any other agreement executed pursuant to it in counterparts. Each executed counterpart will be deemed to be an original, and all of them, together, will constitute the same agreement. This Amendment will become effective as of its stated date of execution, when each party has signed a counterpart and all the executed counterparts have been delivered to Bank.

     4. WAIVER OF CLAIMS. BORROWER HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY, AND INTENTIONALLY WAIVES AND RELEASES BANK (AND ITS OFFICERS, DIRECTORS, SHAREHOLDERS, REPRESENTATIVES, AND AGENTS) FROM: (a) ALL CLAIMS, DEMANDS, SUITS, AND CAUSES OF ACTION, WHETHER AT LAW OR IN EQUITY, THAT BORROWER EVER HAD, HAS NOW, OR MIGHT HAVE IN THE FUTURE, BY REASON OF ANY MATTER, CAUSE, OR THING WHATSOEVER ARISING BEFORE THE DATE AND TIME OF EXECUTION OF THIS AMENDMENT, WITH RESPECT TO: (i) ANY BREACH BY BANK (OR AN OFFICER, DIRECTOR, SHAREHOLDER, REPRESENTATIVE, OR AGENT OF BANK) OF ITS OBLIGATIONS OR PROMISES UNDER THE LOAN DOCUMENTS OR OTHERWISE; AND (ii) ANY ACTION OR INACTION BY BANK (OR AN OFFICER, DIRECTOR, SHAREHOLDER, REPRESENTATIVE, OR AGENT OF BANK) THAT IS ALLEGED TO HAVE HAD AN INJURIOUS EFFECT ON THE BUSINESS, OPERATION OR MANAGEMENT OF BORROWER; AND (b) ANY DEFENSE, COUNTERCLAIM, SETOFF, RIGHT OF RECOUPMENT OR ABATEMENT, OR OTHER CLAIM AGAINST BANK (OR AN OFFICER, DIRECTOR, SHAREHOLDER, REPRESENTATIVE, OR AGENT OF BANK) RELATING TO ANY MATTER, CAUSE, OR THING WHATSOEVER ARISING BEFORE THE DATE AND TIME OF EXECUTION OF THIS AMENDMENT.

     5. RATIFICATION OF LOAN DOCUMENTS. The parties acknowledge that (except as expressly amended in this Amendment) the Loan Documents are unaffected, unchanged, and unimpaired and all such documents and agreements remain enforceable in accordance with their respective terms. Further, the parties ratify and confirm all their obligations under the Loan Documents, except as modified in this Amendment. Neither this Amendment nor any earlier waiver or amendment of any of the Loan Documents will constitute a novation or have the effect of discharging any liability or obligation evidenced or secured by the Loan Documents.

     6. TRANSACTION EXPENSES; TAXES. Borrower shall pay all costs and expenses of Bank (including filing fees, recording fees, document excise and intangible tax, and attorney's fees and expenses) in connection with this Amendment and any related documents.

     7. MISCELLANEOUS. This Amendment contains the final, complete, and exclusive expression of the understanding of Borrower and Bank with respect to the obligations created under it and supersedes any prior or contemporaneous agreement, understanding, or

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representation, oral or written, by either of them. Except as expressly provided herein, this Amendment does not constitute a waiver of any rights of Bank or obligations of Borrower under the Loan Documents, and no waiver herein will constitute a continuing waiver or a waiver of any other or future rights or obligations. A waiver or modification of any provision of this Amendment is valid only if the waiver or modification is in writing and signed by each party. The titles and headings preceding the text of the sections of this Amendment have been inserted solely for convenience of reference and do not affect this Amendment's meaning or effect. This Amendment is binding on each heir, assignee, and personal representative of the Borrower, and inures to the benefit of each assignee and successor of Bank. This Amendment is not assignable by Borrower, and any attempted assignment by Borrower will not be valid or effective against Bank. Bank may assign this Amendment, and its assignee will succeed to all the rights of Bank under it. Words of the neuter gender in this Amendment are to be construed to include words of the masculine and feminine genders. This Amendment is a Florida contract, and the parties intend that it is to be construed according to the laws of the State of Florida.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

                                        FIRST UNION NATIONAL BANK, A NATIONAL
                                        BANKING ASSOCIATION

                                        By: /s/ ROBERT BRIDGES
                                           -----------------------------
                                            Name:  Robert Bridges
                                            Title: Senior Vice President

                                        IMRGLOBAL CORP., A FLORIDA CORPORATION

                                        By: /s/ SATISH K. SANAN
                                           -------------------------------
                                            Name:  SATISH K. SANAN
                                            Title: CHIEF EXECUTIVE OFFICER